Fees Summary	Oct. 17, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	26,841.87
Total Transaction Valuation	194,365,428.75
Total Offset Amount	0.00
Net Fee	$ 26,841.87